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                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. Date of Report (Date of earliest event reported): May 17, 2004
                                                 ----------------



                               AUTO-GRAPHICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          California                0-4431               95-2105641
----------------------------    --------------    -------------------------
(State or Other Jurisdiction     (Commission         (I.R.S. Employer
      of Incorporation)          File Number)      Identification Number)





 3201 Temple Avenue, Pomona, California                   91768-3200
----------------------------------------          -------------------------
(Address of Principal Executive Offices)                  (Zip Code)




 Registrant's telephone number: (909) 595-7004
                               ----------------



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                                  FORM 8-K



ITEM 5.   Other Events

On May 17, 2004, Auto-Graphics, Inc. (the "Registrant") filed a report with the Securities and Exchange Commission (the "SEC") on Form 15 to terminate registration of the Company's common stock under Section 12(g) and suspend its reporting obligations under Section 13 and 15(d) of the Act. The Company simultaneously issued a press release, a copy of which is attached as Exhibit 1.

On May 17, 2004, the Company issued a press release announcing earnings and financial results for the first quarter ended March 31, 2004, a copy of which is attached as Exhibit 2).


ITEM 7.   Exhibits

     1.    Press Release entitled "Auto-Graphics, Inc. Announces
Deregistration" issued on May 17, 2004.

     2. Press Release entitled "Auto-Graphics, Inc. Announces First Quarter Earnings" issued on May 17, 2004.


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                                  FORM 8-K


                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AUTO-GRAPHICS, INC.
                                      (Registrant)



Date:  May 17, 2004                By: /s/ Robert S. Cope
     ----------------              -------------------------------------
                                   Robert S. Cope
                                   President



Date:  May 17, 2004                By: /s/ Daniel E. Luebben
     ----------------             --------------------------------------
                                   Daniel E. Luebben
                                   Chief Financial Officer and Secretary